The following Funds are unable to complete certain items because the electronic format for filing Form N-SAR does not provide adequate space for "responding to Item 72DD correctly, the correct answer is as follows (in 000's):"

A-Class
INTECH Global Dividend Fund $14
INTECH International Fund $4
INTECH U.S. Core Fund $130
INTECH U.S. Growth Fund $61
INTECH U.S. Value Fund $75
Janus Conservative Allocation Fund $183
Janus Flexible Bond Fund $17,781
Janus Global Bond Fund $96
Janus Growth Allocation Fund $43
Janus High-Yield Fund $14,849
Janus Moderate Allocation Fund $133
Janus Real Return Allocation Fund $29
Janus Short-Term Bond Fund $7,560
Janus World Allocation Fund $34
Perkins Large Cap Value Fund $28
Perkins Mid Cap Value Fund $6,645
Perkins Select Value Fund $0
Perkins Small Cap Value Fund $135
Perkins Value Plus Income Fund $148

C-Class
INTECH Global Dividend Fund $15
INTECH International Fund $5
INTECH U.S. Core Fund $0
INTECH U.S. Growth Fund $0
INTECH U.S. Value Fund $0
Janus Conservative Allocation Fund $298
Janus Flexible Bond Fund $8,471
Janus Global Bond Fund $34
Janus Growth Allocation Fund $46
Janus High-Yield Fund $4,617
Janus Moderate Allocation Fund $174
Janus Real Return Allocation Fund $20
Janus Short-Term Bond Fund $923
Janus World Allocation Fund $30
Perkins Large Cap Value Fund $0
Perkins Mid Cap Value Fund $0
Perkins Select Value Fund $0
Perkins Small Cap Value Fund $0
Perkins Value Plus Income Fund $106

D-Class
INTECH Global Dividend Fund $30
INTECH U.S. Core Fund $1,628
Janus Conservative Allocation Fund $5,317
Janus Flexible Bond Fund $26,145
Janus Global Bond Fund $311
Janus Growth Allocation Fund $3,561
Janus High-Yield Fund $22,442
Janus Moderate Allocation Fund $5,406
Janus Real Return Allocation Fund $30
Janus Short-Term Bond Fund $4,308
Perkins Large Cap Value Fund $192
Perkins Mid Cap Value Fund $7,689
Perkins Select Value Fund $0
Perkins Small Cap Value Fund $258
Perkins Value Plus Income Fund $507

I-Class
INTECH Global Dividend Fund $28
INTECH International Fund $300
INTECH U.S. Core Fund $566
INTECH U.S. Growth Fund $2,545
INTECH U.S. Value Fund $1,531
Janus Conservative Allocation Fund $66
Janus Flexible Bond Fund $55,239
Janus Global Bond Fund $383
Janus Growth Allocation Fund $35
Janus High-Yield Fund $16,574
Janus Moderate Allocation Fund $118
Janus Real Return Allocation Fund $31
Janus Short-Term Bond Fund $8,595
Janus World Allocation Fund $10
Perkins Large Cap Value Fund $1,399
Perkins Mid Cap Value Fund $30,539
Perkins Select Value Fund $0
Perkins Small Cap Value Fund $5,171
Perkins Value Plus Income Fund $269

L-Class
Perkins Mid Cap Value Fund $538
Perkins Small Cap Value Fund $1,368

N-Class
Janus Flexible Bond Fund $542
Janus High-Yield Fund $20
Janus Short-Term Bond Fund $41
Perkins Large Cap Value Fund $0
Perkins Mid Cap Value Fund $0
Perkins Small Cap Value Fund $0

R-Class
Janus Flexible Bond Fund $391
Janus High-Yield Fund $72
Perkins Mid Cap Value Fund $423
Perkins Small Cap Value Fund $0

S-Class
INTECH Global Dividend Fund $14
INTECH International Fund $4
INTECH U.S. Core Fund $29
INTECH U.S. Growth Fund $72
INTECH U.S. Value Fund $2
Janus Conservative Allocation Fund $28
Janus Flexible Bond Fund $2,094
Janus Global Bond Fund $23
Janus Growth Allocation Fund $18
Janus High-Yield Fund $409
Janus Moderate Allocation Fund $27
Janus Real Return Allocation Fund $25
Janus Short-Term Bond Fund $98
Janus World Allocation Fund $3
Perkins Large Cap Value Fund $5
Perkins Mid Cap Value Fund $4,413
Perkins Select Value Fund $0
Perkins Small Cap Value Fund $53
Perkins Value Plus Income Fund $107

T-Class
INTECH Global Dividend Fund $18
INTECH International Fund $0
INTECH U.S. Core Fund $646
INTECH U.S. Growth Fund $1
INTECH U.S. Value Fund $0
Janus Conservative Allocation Fund $524
Janus Flexible Bond Fund $34,910
Janus Global Bond Fund $127
Janus Growth Allocation Fund $212
Janus High-Yield Fund $78,752
Janus Moderate Allocation Fund $477
Janus Real Return Allocation Fund $28
Janus Short-Term Bond Fund $37,408
Janus World Allocation Fund $9
Perkins Large Cap Value Fund $25
Perkins Mid Cap Value Fund $52,212
Perkins Select Value Fund $0
Perkins Small Cap Value Fund $1,998
Perkins Value Plus Income Fund $143


The following Funds are unable to complete certain items because the electronic format for filing Form N-SAR does not provide adequate space for "responding to Item 72EE correctly, the correct answer is as follows
(in 000's):"

A-Class
INTECH Global Dividend Fund $0
INTECH International Fund $0
INTECH U.S. Core Fund $0
INTECH U.S. Growth Fund $0
INTECH U.S. Value Fund $0
Janus Conservative Allocation Fund $0
Janus Flexible Bond Fund $7,683
Janus Global Bond Fund $29
Janus Growth Allocation Fund $0
Janus High-Yield Fund $0
Janus Moderate Allocation Fund $0
Janus Real Return Allocation Fund $35
Janus Short-Term Bond Fund $729
Janus World Allocation Fund $142
Perkins Large Cap Value Fund $133
Perkins Mid Cap Value Fund $85,970
Perkins Select Value Fund $0
Perkins Small Cap Value Fund $20,201
Perkins Value Plus Income Fund $169

C-Class
INTECH Global Dividend Fund $0
INTECH International Fund $0
INTECH U.S. Core Fund $0
INTECH U.S. Growth Fund $0
INTECH U.S. Value Fund $0
Janus Conservative Allocation Fund $0
Janus Flexible Bond Fund $4,783
Janus Global Bond Fund $11
Janus Growth Allocation Fund $0
Janus High-Yield Fund $0
Janus Moderate Allocation Fund $0
Janus Real Return Allocation Fund $33
Janus Short-Term Bond Fund $150
Janus World Allocation Fund $125
Perkins Large Cap Value Fund $93
Perkins Mid Cap Value Fund $15,894
Perkins Select Value Fund $0
Perkins Small Cap Value Fund $2,976
Perkins Value Plus Income Fund $154

D-Class
INTECH Global Dividend Fund $0
INTECH U.S. Core Fund $0
Janus Conservative Allocation Fund $0
Janus Flexible Bond Fund $10,736
Janus Global Bond Fund $84
Janus Growth Allocation Fund $0
Janus High-Yield Fund $0
Janus Moderate Allocation Fund $0
Janus Money Market Fund $6
Janus Real Return Allocation Fund $39
Janus Short-Term Bond Fund $403
Perkins Large Cap Value Fund $823
Perkins Mid Cap Value Fund $61,779
Perkins Select Value Fund $0
Perkins Small Cap Value Fund $8,954
Perkins Value Plus Income Fund $523

I-Class
INTECH Global Dividend Fund $0
INTECH International Fund $0
INTECH U.S. Core Fund $0
INTECH U.S. Growth Fund $0
INTECH U.S. Value Fund $0
Janus Conservative Allocation Fund $0
Janus Flexible Bond Fund $22,886
Janus Global Bond Fund $85
Janus Growth Allocation Fund $0
Janus High-Yield Fund $0
Janus Moderate Allocation Fund $0
Janus Real Return Allocation Fund $35
Janus Short-Term Bond Fund $724
Janus World Allocation Fund $45
Perkins Large Cap Value Fund $5,521
Perkins Mid Cap Value Fund $236,480
Perkins Select Value Fund $0
Perkins Small Cap Value Fund $143,900
Perkins Value Plus Income Fund $267

L-Class
Perkins Mid Cap Value Fund $4,013
Perkins Small Cap Value Fund $33,189

N-Class
Janus Flexible Bond Fund $0
Janus High-Yield Fund $0
Janus Short-Term Bond Fund $0
Perkins Large Cap Value Fund $0
Perkins Mid Cap Value Fund $0
Perkins Small Cap Value Fund $0

R-Class
Janus Flexible Bond Fund $173
Janus High-Yield Fund $0
Perkins Mid Cap Value Fund $11,285
Perkins Small Cap Value Fund $4,083

S-Class
INTECH Global Dividend Fund $0
INTECH International Fund $0
INTECH U.S. Core Fund $0
INTECH U.S. Growth Fund $0
INTECH U.S. Value Fund $0
Janus Conservative Allocation Fund $0
Janus Flexible Bond Fund $946
Janus Global Bond Fund $6
Janus Growth Allocation Fund $0
Janus High-Yield Fund $0
Janus Moderate Allocation Fund $0
Janus Real Return Allocation Fund $33
Janus Short-Term Bond Fund $11
Janus World Allocation Fund $12
Perkins Large Cap Value Fund $33
Perkins Mid Cap Value Fund $58,382
Perkins Select Value Fund $0
Perkins Small Cap Value Fund $10,947
Perkins Value Plus Income Fund $128

T-Class
INTECH Global Dividend Fund $0
INTECH International Fund $0
INTECH U.S. Core Fund $0
INTECH U.S. Growth Fund $0
INTECH U.S. Value Fund $0
Janus Conservative Allocation Fund $0
Janus Flexible Bond Fund $14,600
Janus Global Bond Fund $21
Janus Growth Allocation Fund $0
Janus High-Yield Fund $0
Janus Moderate Allocation Fund $0
Janus Money Market Fund $1
Janus Real Return Allocation Fund $34
Janus Short-Term Bond Fund $3,655
Janus World Allocation Fund $38
Perkins Large Cap Value Fund $115
Perkins Mid Cap Value Fund $493,500
Perkins Select Value Fund $0
Perkins Small Cap Value Fund $119,912
Perkins Value Plus Income Fund $151

The following Funds are unable to complete certain items because the electronic format for filing Form N-SAR does not provide adequate space for "responding to Item 73A correctly, the correct answer is as follows:"

A-Class
INTECH Global Dividend Fund $0.1694
INTECH International Fund $0.0658
INTECH U.S. Core Fund $0.1279
INTECH U.S. Growth Fund $0.0893
INTECH U.S. Value Fund $0.1409
Janus Conservative Allocation Fund $0.3501
Janus Flexible Bond Fund $0.3545
Janus Global Bond Fund $0.2913
Janus Growth Allocation Fund $0.1933
Janus High-Yield Fund $0.6212
Janus Moderate Allocation Fund $0.2904
Janus Real Return Allocation Fund $0.0413
Janus Short-Term Bond Fund $.0600
Janus World Allocation Fund $0.1201
Perkins Large Cap Value Fund $0.1424
Perkins Mid Cap Value Fund $0.1262
Perkins Select Value Fund $0
Perkins Small Cap Value Fund $0.0184
Perkins Value Plus Income Fund $0.3278

C-Class
INTECH Global Dividend Fund $0.1653
INTECH International Fund $0.0658
INTECH U.S. Core Fund $0
INTECH U.S. Growth Fund $0
INTECH U.S. Value Fund $0
Janus Conservative Allocation Fund $0.3220
Janus Flexible Bond Fund $0.2715
Janus Global Bond Fund $0.2134
Janus Growth Allocation Fund $0.1635
Janus High-Yield Fund $0.5557
Janus Moderate Allocation Fund $0.2666
Janus Real Return Allocation Fund $0.0311
Janus Short-Term Bond Fund $.0377
Janus World Allocation Fund $0.1202
Perkins Large Cap Value Fund $0
Perkins Mid Cap Value Fund $0
Perkins Select Value Fund $0
Perkins Small Cap Value Fund $0
Perkins Value Plus Income Fund $0.2547

D-Class
INTECH Global Dividend Fund $0.1694
INTECH U.S. Core Fund $0.1361
Janus Conservative Allocation Fund $0.3588
Janus Flexible Bond Fund $0.3738
Janus Global Bond Fund $0.3022
Janus Growth Allocation Fund $0.2037
Janus High-Yield Fund $0.6404
Janus Moderate Allocation Fund $0.2973
Janus Real Return Allocation Fund $0.0384
Janus Short-Term Bond Fund $.0638
Perkins Large Cap Value Fund $0.1590
Perkins Mid Cap Value Fund $0.2032
Perkins Select Value Fund $0
Perkins Small Cap Value Fund $0.0796
Perkins Value Plus Income Fund $0.3388

I-Class
INTECH Global Dividend Fund $0.1694
INTECH International Fund $0.0641
INTECH U.S. Core Fund $0.1501
INTECH U.S. Growth Fund $0.1161
INTECH U.S. Value Fund $0.1654
Janus Conservative Allocation Fund $0.3587
Janus Flexible Bond Fund $0.3776
Janus Global Bond Fund $0.3171
Janus Growth Allocation Fund $0.2022
Janus High-Yield Fund $0.6710
Janus Moderate Allocation Fund $0.2963
Janus Real Return Allocation Fund $0.0445
Janus Short-Term Bond Fund $.0677
Janus World Allocation Fund $.1141
Perkins Large Cap Value Fund $0.1723
Perkins Mid Cap Value Fund $0.2109
Perkins Select Value Fund $0
Perkins Small Cap Value Fund $0.0993
Perkins Value Plus Income Fund $0.3467

L-Class
Perkins Mid Cap Value Fund $0.2189
Perkins Small Cap Value Fund $0.1139

N-Class
Janus Flexible Bond Fund $0.0307
Janus High-Yield Fund $0.0541
Janus Short-Term Bond Fund $0.0048
Perkins Large Cap Value Fund $0
Perkins Mid Cap Value Fund $0
Perkins Small Cap Value Fund $0

R-Class
Janus Flexible Bond Fund $0.3114
Janus High-Yield Fund $0.5936
Perkins Mid Cap Value Fund $0.0612
Perkins Small Cap Value Fund $0

S-Class
INTECH Global Dividend Fund $0.1694
INTECH International Fund $0.0658
INTECH U.S. Core Fund $0.0882
INTECH U.S. Growth Fund $0.0632
INTECH U.S. Value Fund $0.1106
Janus Conservative Allocation Fund $0.3432
Janus Flexible Bond Fund $0.3360
Janus Global Bond Fund $0.2720
Janus Growth Allocation Fund $0.1870
Janus High-Yield Fund $0.6107
Janus Moderate Allocation Fund $0.2824
Janus Real Return Allocation Fund $0.0378
Janus Short-Term Bond Fund $.0541
Janus World Allocation Fund $0.1203
Perkins Large Cap Value Fund $0.1029
Perkins Mid Cap Value Fund $0.1234
Perkins Select Value Fund $0
Perkins Small Cap Value Fund $0.0135
Perkins Value Plus Income Fund $0.3033

T-Class
INTECH Global Dividend Fund $0.1694
INTECH International Fund $0.0658
INTECH U.S. Core Fund $0.1230
INTECH U.S. Growth Fund $0.1007
INTECH U.S. Value Fund $0.1346
Janus Conservative Allocation Fund $0.3556
Janus Flexible Bond Fund $0.3626
Janus Global Bond Fund $0.2928
Janus Growth Allocation Fund $0.1982
Janus High-Yield Fund $0.6315
Janus Moderate Allocation Fund $0.2897
Janus Real Return Allocation Fund $0.0412
Janus Short-Term Bond Fund $.0602
Janus World Allocation Fund $0.1203
Perkins Large Cap Value Fund $0.1444
Perkins Mid Cap Value Fund $0.1728
Perkins Select Value Fund $0
Perkins Small Cap Value Fund $0.0460
Perkins Value Plus Income Fund $0.3277


The following Funds are unable to complete certain items because the electronic format for filing Form N-SAR does not provide adequate space for "responding to Item 73B correctly, the correct answer is as follows:"

A-Class
INTECH Global Dividend Fund $0
INTECH International Fund $0
INTECH U.S. Core Fund $0
INTECH U.S. Growth Fund $0
INTECH U.S. Value Fund $0
Janus Conservative Allocation Fund $0
Janus Flexible Bond Fund $0.1540
Janus Global Bond Fund $0.0755
Janus Growth Allocation Fund $0
Janus High-Yield Fund $0
Janus Moderate Allocation Fund $0
Janus Real Return Allocation Fund $0.0501
Janus Short-Term Bond Fund $.0060
Janus World Allocation Fund $0.5038
Perkins Large Cap Value Fund $0.6800
Perkins Mid Cap Value Fund $1.6328
Perkins Select Value Fund $0
Perkins Small Cap Value Fund $2.7621
Perkins Value Plus Income Fund $0.3699

C-Class
INTECH Global Dividend Fund $0
INTECH International Fund $0
INTECH U.S. Core Fund $0
INTECH U.S. Growth Fund $0
INTECH U.S. Value Fund $0
Janus Conservative Allocation Fund $0
Janus Flexible Bond Fund $0.1540
Janus Global Bond Fund $0.0755
Janus Growth Allocation Fund $0
Janus High-Yield Fund $0
Janus Moderate Allocation Fund $0
Janus Real Return Allocation Fund $0.0501
Janus Short-Term Bond Fund $.0060
Janus World Allocation Fund $0.5038
Perkins Large Cap Value Fund $0.6800
Perkins Mid Cap Value Fund $1.6328
Perkins Select Value Fund $0
Perkins Small Cap Value Fund $2.7621
Perkins Value Plus Income Fund $0.3699

D-Class
INTECH Global Dividend Fund $0
INTECH U.S. Core Fund $0
Janus Conservative Allocation Fund $0
Janus Flexible Bond Fund $0.1540
Janus Global Bond Fund $0.0755
Janus Growth Allocation Fund $0
Janus High-Yield Fund $0
Janus Moderate Allocation Fund $0
Janus Money Market Fund $0.0000
Janus Real Return Allocation Fund $0.0501
Janus Short-Term Bond Fund $0.0600
Perkins Large Cap Value Fund $0.6800
Perkins Mid Cap Value Fund $1.6328
Perkins Select Value Fund $0
Perkins Small Cap Value Fund $2.7621
Perkins Value Plus Income Fund $0.3699

I-Class
INTECH Global Dividend Fund $0
INTECH International Fund $0
INTECH U.S. Core Fund $0
INTECH U.S. Growth Fund $0
INTECH U.S. Value Fund $0
Janus Conservative Allocation Fund $0
Janus Flexible Bond Fund $0.1540
Janus Global Bond Fund $0.0755
Janus Growth Allocation Fund $0
Janus High-Yield Fund $0
Janus Moderate Allocation Fund $0
Janus Real Return Allocation Fund $0.0501
Janus Short-Term Bond Fund $0.0060
Janus World Allocation Fund $0.5038
Perkins Large Cap Value Fund $0.6800
Perkins Mid Cap Value Fund $1.6328
Perkins Select Value Fund $0
Perkins Small Cap Value Fund $2.7621
Perkins Value Plus Income Fund $0.3699

L-Class
Perkins Mid Cap Value Fund $1.6328
Perkins Small Cap Value Fund $2.7621

N-Class
Janus Flexible Bond Fund $0
Janus High-Yield Fund $0
Janus Short-Term Bond Fund $0
Perkins Large Cap Value Fund $0
Perkins Mid Cap Value Fund $0
Perkins Small Cap Value Fund $0

R-Class
Janus Flexible Bond Fund $0.1540
Janus High-Yield Fund $0
Perkins Mid Cap Value Fund $1.6328
Perkins Small Cap Value Fund $2.7621

S-Class
INTECH Global Dividend Fund $0
INTECH International Fund $0
INTECH U.S. Core Fund $0
INTECH U.S. Growth Fund $0
INTECH U.S. Value Fund $0
Janus Conservative Allocation Fund $0
Janus Flexible Bond Fund $0.1540
Janus Global Bond Fund $0.0755
Janus Growth Allocation Fund $
Janus High-Yield Fund $0
Janus Moderate Allocation Fund $0
Janus Real Return Allocation Fund $0.0501
Janus Short-Term Bond Fund $0.0060
Janus World Allocation Fund $0.5038
Perkins Large Cap Value Fund $0.6800
Perkins Mid Cap Value Fund $1.6328
Perkins Select Value Fund $0
Perkins Small Cap Value Fund $2.7621
Perkins Value Plus Income Fund $0.3699

T-Class
INTECH Global Dividend Fund $0
INTECH International Fund $0
INTECH U.S. Core Fund $0
INTECH U.S. Growth Fund $0
INTECH U.S. Value Fund $0
Janus Conservative Allocation Fund $0
Janus Flexible Bond Fund $0.1540
Janus Global Bond Fund $0.0755
Janus Growth Allocation Fund $0
Janus High-Yield Fund $0
Janus Moderate Allocation Fund $0
Janus Money Market Fund $0.0000
Janus Real Return Allocation Fund $0.0501
Janus Short-Term Bond Fund $0.0060
Janus World Allocation Fund $0.5038
Perkins Large Cap Value Fund $0.6800
Perkins Mid Cap Value Fund $1.6328
Perkins Select Value Fund $0
Perkins Small Cap Value Fund $2.7621
Perkins Value Plus Income Fund $0.3699


The following Portfolios are unable to complete certain items because the electronic format for filing Form N-SAR does not provide adequate space for "responding to Item 74U correctly, the correct answer is as follows (in 000's):"

A-Class
INTECH Global Dividend Fund $89
INTECH International Fund $66
INTECH U.S. Core Fund $916
INTECH U.S. Growth Fund $508
INTECH U.S. Value Fund $541
Janus Conservative Allocation Fund $652
Janus Flexible Bond Fund $64,320
Janus Global Bond Fund $488
Janus Growth Allocation Fund $228
Janus High-Yield Fund $29,543
Janus Moderate Allocation Fund $468
Janus Real Return Allocation Fund $708
Janus Short-Term Bond Fund $137,374
Janus World Allocation Fund $285
Perkins Large Cap Value Fund $222
Perkins Mid Cap Value Fund $55,307
Perkins Select Value Fund $8
Perkins Small Cap Value Fund $6,711
Perkins Value Plus Income Fund $466

C-Class
INTECH Global Dividend Fund $91
INTECH International Fund $64
INTECH U.S. Core Fund $439
INTECH U.S. Growth Fund $197
INTECH U.S. Value Fund $15
Janus Conservative Allocation Fund $1,146
Janus Flexible Bond Fund $39,245
Janus Global Bond Fund $180
Janus Growth Allocation Fund $327
Janus High-Yield Fund $8,705
Janus Moderate Allocation Fund $699
Janus Real Return Allocation Fund $675
Janus Short-Term Bond Fund $24,620
Janus World Allocation Fund $224
Perkins Large Cap Value Fund $198
Perkins Mid Cap Value Fund $10,169
Perkins Select Value Fund $7
Perkins Small Cap Value Fund $1,042
Perkins Value Plus Income Fund $442

D-Class
INTECH Global Dividend Fund $205
INTECH U.S. Core Fund $11,861
Janus Conservative Allocation Fund $15,854
Janus Flexible Bond Fund $73,979
Janus Global Bond Fund $978
Janus Growth Allocation Fund $17,316
Janus High-Yield Fund $36,511
Janus Moderate Allocation Fund $18,623
Janus Real Return Allocation Fund $798
Janus Short-Term Bond Fund $67,217
Perkins Large Cap Value Fund $1,344
Perkins Mid Cap Value Fund $39,061
Perkins Select Value Fund $277
Perkins Small Cap Value Fund $3,444
Perkins Value Plus Income Fund $1,803

I-Class
INTECH Global Dividend Fund $182
INTECH International Fund $5,258
INTECH U.S. Core Fund $3,402
INTECH U.S. Growth Fund $18,425
INTECH U.S. Value Fund $9,202
Janus Conservative Allocation Fund $189
Janus Flexible Bond Fund $155,937
Janus Global Bond Fund $1,415
Janus Growth Allocation Fund $308
Janus High-Yield Fund $26,799
Janus Moderate Allocation Fund $460
Janus Real Return Allocation Fund $695
Janus Short-Term Bond Fund $89,374
Janus World Allocation Fund $79
Perkins Large Cap Value Fund $3,565
Perkins Mid Cap Value Fund $162,897
Perkins Select Value Fund $5,435
Perkins Small Cap Value Fund $56,566
Perkins Value Plus Income Fund $849

L-Class
Perkins Mid Cap Value Fund $1604
Perkins Small Cap Value Fund $13,065

N-Class
Janus Flexible Bond Fund $23,376
Janus High-Yield Fund $487
Janus Short-Term Bond Fund $11,137
Perkins Large Cap Value Fund $4,972
Perkins Mid Cap Value Fund $1,022
Perkins Small Cap Value Fund $582

R-Class
Janus Flexible Bond Fund $2,416
Janus High-Yield Fund $120
Perkins Mid Cap Value Fund $7,722
Perkins Small Cap Value Fund $1,538

S-Class
INTECH Global Dividend Fund $85
INTECH International Fund $62
INTECH U.S. Core Fund $315
INTECH U.S. Growth Fund $1,200
INTECH U.S. Value Fund $22
Janus Conservative Allocation Fund $94
Janus Flexible Bond Fund $6,833
Janus Global Bond Fund $87
Janus Growth Allocation Fund $137
Janus High-Yield Fund $689
Janus Moderate Allocation Fund $131
Janus Real Return Allocation Fund $673
Janus Short-Term Bond Fund $1,666
Janus World Allocation Fund $26
Perkins Large Cap Value Fund $51
Perkins Mid Cap Value Fund $38,011
Perkins Select Value Fund $1
Perkins Small Cap Value Fund $4,478
Perkins Value Plus Income Fund $364

T-Class
INTECH Global Dividend Fund $119
INTECH International Fund $9
INTECH U.S. Core Fund $5,673
INTECH U.S. Growth Fund $6
INTECH U.S. Value Fund $6
Janus Conservative Allocation Fund $2,280
Janus Flexible Bond Fund $118,628
Janus Global Bond Fund $221
Janus Growth Allocation Fund $1097
Janus High-Yield Fund $140945
Janus Moderate Allocation Fund $1,278
Janus Real Return Allocation Fund $685
Janus Short-Term Bond Fund $655,191
Janus World Allocation Fund $66
Perkins Large Cap Value Fund $169
Perkins Mid Cap Value Fund $295,959
Perkins Select Value Fund $97
Perkins Small Cap Value Fund $43,798
Perkins Value Plus Income Fund $453


The following Portfolios are unable to complete certain items because the electronic format for filing Form N-SAR does not provide adequate space for "responding to Item 74V correctly, the correct answer is as follows:"

A-Class
INTECH Global Dividend Fund $10.40
INTECH International Fund $6.79
INTECH U.S. Core Fund $14.72
INTECH U.S. Growth Fund $14.43
INTECH U.S. Value Fund $10.15
Janus Conservative Allocation Fund $12.37
Janus Flexible Bond Fund $10.85
Janus Global Bond Fund $10.48
Janus Growth Allocation Fund $11.78
Janus High-Yield Fund $9.00
Janus Moderate Allocation Fund $12.21
Janus Real Return Allocation Fund $9.55
Janus Short-Term Bond Fund $3.08
Janus World Allocation Fund $9.05
Perkins Large Cap Value Fund $13.44
Perkins Mid Cap Value Fund $20.93
Perkins Select Value Fund $10.82
Perkins Small Cap Value Fund $21.02
Perkins Value Plus Income Fund $10.86

C-Class
INTECH Global Dividend Fund $10.37
INTECH International Fund $6.78
INTECH U.S. Core Fund $14.68
INTECH U.S. Growth Fund $13.92
INTECH U.S. Value Fund $10.14
Janus Conservative Allocation Fund $12.19
Janus Flexible Bond Fund $10.85
Janus Global Bond Fund $10.49
Janus Growth Allocation Fund $11.60
Janus High-Yield Fund $9.00
Janus Moderate Allocation Fund $12.02
Janus Real Return Allocation Fund $9.48
Janus Short-Term Bond Fund $3.08
Janus World Allocation Fund $8.87
Perkins Large Cap Value Fund $13.28
Perkins Mid Cap Value Fund $20.74
Perkins Select Value Fund $10.78
Perkins Small Cap Value Fund $20.57
Perkins Value Plus Income Fund $10.89

D-Class
INTECH Global Dividend Fund $10.39
INTECH U.S. Core Fund $14.74
Janus Conservative Allocation Fund $12.44
Janus Flexible Bond Fund $10.85
Janus Global Bond Fund $10.47
Janus Growth Allocation Fund $11.85
Janus High-Yield Fund $9.00
Janus Moderate Allocation Fund $12.27
Janus Real Return Allocation Fund $9.56
Janus Short-Term Bond Fund $3.09
Perkins Large Cap Value Fund $13.39
Perkins Mid Cap Value Fund $20.96
Perkins Select Value Fund $10.83
Perkins Small Cap Value Fund $21.10
Perkins Value Plus Income Fund $10.86

I-Class
INTECH Global Dividend Fund $10.42
INTECH International Fund $6.77
INTECH U.S. Core Fund $14.75
INTECH U.S. Growth Fund $14.35
INTECH U.S. Value Fund $10.19
Janus Conservative Allocation Fund $12.44
Janus Flexible Bond Fund $10.85
Janus Global Bond Fund $10.47
Janus Growth Allocation Fund $11.86
Janus High-Yield Fund $9.01
Janus Moderate Allocation Fund $12.27
Janus Real Return Allocation Fund $9.57
Janus Short-Term Bond Fund $3.08
Janus World Allocation Fund $9.11
Perkins Large Cap Value Fund $13.42
Perkins Mid Cap Value Fund $20.95
Perkins Select Value Fund $10.83
Perkins Small Cap Value Fund $21.13
Perkins Value Plus Income Fund $10.87

L-Class
Perkins Mid Cap Value Fund $21.12
Perkins Small Cap Value Fund $21.45

N-Class
Janus Flexible Bond Fund $10.85
Janus High-Yield Fund $9.01
Janus Short-Term Bond Fund $3.08
Perkins Large Cap Value Fund $13.43
Perkins Mid Cap Value Fund $20.95
Perkins Small Cap Value Fund $21.14

R-Class
Janus Flexible Bond Fund $10.85
Janus High-Yield Fund $9.00
Perkins Mid Cap Value Fund $20.86
Perkins Small Cap Value Fund $20.81

S-Class
INTECH Global Dividend Fund $10.39
INTECH International Fund $6.79
INTECH U.S. Core Fund $14.73
INTECH U.S. Growth Fund $14.39
INTECH U.S. Value Fund $10.15
Janus Conservative Allocation Fund $12.35
Janus Flexible Bond Fund $10.85
Janus Global Bond Fund $10.49
Janus Growth Allocation Fund $11.74
Janus High-Yield Fund $9.02
Janus Moderate Allocation Fund $12.14
Janus Real Return Allocation Fund $9.53
Janus Short-Term Bond Fund $3.08
Janus World Allocation Fund $9.00
Perkins Large Cap Value Fund $13.41
Perkins Mid Cap Value Fund $20.90
Perkins Select Value Fund $10.81
Perkins Small Cap Value Fund $20.97
Perkins Value Plus Income Fund $10.86

T-Class
INTECH Global Dividend Fund $10.40
INTECH International Fund $6.77
INTECH U.S. Core Fund $14.74
INTECH U.S. Growth Fund $14.33
INTECH U.S. Value Fund $10.18
Janus Conservative Allocation Fund $12.42
Janus Flexible Bond Fund $10.85
Janus Global Bond Fund $10.48
Janus Growth Allocation Fund $11.84
Janus High-Yield Fund $9.00
Janus Moderate Allocation Fund $12.25
Janus Real Return Allocation Fund $9.55
Janus Short-Term Bond Fund $3.09
Janus World Allocation Fund $9.04
Perkins Large Cap Value Fund $13.37
Perkins Mid Cap Value Fund $20.96
Perkins Select Value Fund $10.82
Perkins Small Cap Value Fund $21.08
Perkins Value Plus Income Fund $10.86